SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 13, 2006

MASSEY ENERGY COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-7775	95-0740960
(State or other jurisdiction of Incorporation)	(Commission File No. )	(I.R.S. Employer Identification Number)

4 North 4th Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 788-1800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 8.01. Other Events.

On April 13 2006, Don L. Blankenship, Chairman, Chief Executive Officer and President of Massey Energy Company (the “Registrant”) conducted a conference call and webcast to provide an update on the Registrant’s operations, review the Registrant’s long-term strategy to increase shareholder value, and address the forthcoming proxy vote to be held at the Registrant’s annual shareholder meeting on May 16, 2006. Baxter F. Phillips, Jr., Executive Vice President and Chief Administrative Officer of the Registrant provided an update on sales commitments status for 2007 and 2008. A question and answer period followed the Registrant’s remarks. A copy of the conference call script is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 8.01. The audio recording of the conference call and webcast will be available on the Registrant’s website at www.masseyenergyco.com/Corporate/Public Presentations through May 15, 2006.

Important Information

The Registrant has filed with the Securities and Exchange Commission a preliminary Proxy Statement in connection with its 2006 Annual Meeting of Shareholders, and advises its security holders to read the important information contained therein. Security holders may obtain a free copy of the preliminary Proxy Statement and other documents that the Registrant files with the SEC at the SEC’s website at http://www.sec.gov. The preliminary Proxy Statement and these other documents may also be obtained free of charge from the Registrant’s website at www.masseyenergyco.com, or by directing a request to Massey Energy Company, Attention: Investor Relations, P.O. Box 26765, Richmond, VA 23261.

Certain Information Regarding Participants

The Registrant, its directors and certain officers may be deemed to be participants in the solicitation of the Registrant’s security holders in connection with its 2006 Annual Meeting of Shareholders. Security holders may obtain information regarding the names, affiliations and interests of such individuals in the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2005, and its preliminary Proxy Statement dated March 31, 2006, each of which is filed with the SEC.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description of Exhibit
99.1	Massey Energy Company Conference Call/Webcast Script, April 13, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASSEY ENERGY COMPANY

Date: April 13, 2006	By:	/s/ Thomas J. Dostart
	Name:	Thomas J. Dostart
	Title:	Vice President, General Counsel & Secretary

Exhibit Index

99.1	Massey Energy Company Conference Call/Webcast Script, April 13, 2006.